2013 Annual Stockholders Meeting December 5, 2013

• Key Message Points • Farmer Brothers Business Overview • Recent Accomplishments & Challenges • Strategy Evolution • Aligning Performance to Create Stockholder Value • Financial Overview for FY 2013 and Q1 2014 • Spotlight: Coffee Sourcing/Quality & Sustainability • Questions? Agenda 2

3 Certain statements contained in this presentation, including, but not limited to, statements regarding the development and growth of our business, our intent, belief or current expectations, primarily with respect to future operating performance and the products and services we expect to offer and other statements contained herein regarding matters that are not historical facts are “forward-looking statements” within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates, and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can be identified by the use of words like “anticipates,” “feels,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes,” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Stockholders and other readers should not place undue reliance on the forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, fluctuations in availability and cost of green coffee, competition, organizational changes, the impact of a weaker economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, and changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other factors described from time to time in our filings with the Securities and Exchange Commission. Cautionary Statement Regarding Forward-Looking Statements

Key Message Points 1 •Overall, we continue to make progress in improving the Company’s financial results, with the operating income in Q1 of FY14 the highest in more than ten years. We are building a company which we believe will continue improving, but we have a long way to go. 2 •We have spent considerable time finishing recent integrations. This completion of integration has leveraged our specialty coffee capabilities, lowered costs, and attracted major customers. Our share on National Accounts is low, and we are working to increase this share. 3 •We have made several important improvements in our performance management process to better link each employee's performance to improved results and shareholder value. 4 •We are developing a leadership reputation in sustainability/coffee sourcing which is proving to be beneficial to our business. 4

5 A leading manufacturer, wholesaler, and distributor of coffee, tea, and culinary products • Founded in 1912 • Today, one of the country’s largest direct store delivery (DSD) coffee companies Differentiated business model • One of the most complete local, regional, and national DSD networks in the coffee industry • Low-cost production capabilities at all three quality tiers • Substantial knowledge of coffee sourcing, procurement, roasting, and blending. Experienced and motivated management team • Significant experience across consumer branded, packaged good, and beverage companies Farmer Brothers Overview Coffee (Roast and Ground) 60% Culinary 12% Coffee (Frozen) 7% Spice 6% Tea (Iced and Hot) 5% Other Beverage 10% FY13 Revenue - $510M

6 • Increased revenue by 3% while expanding gross profit margin by 260 basis points. • The Farmer Brothers brand returned to growth behind the expansion of the Artisan Collection, our first specialty coffee sold through the DSD system. • Further streamlined organization to meet enhance profitability – operating with 19% lower headcount than at time of 2009 Sara Lee DSD acquisition. The Senior Management Team is 33% smaller. • Restructured Operations to better achieve system synergies. As part of that, closed LA Refurbishment Center, consolidating that work into the Oklahoma City location. • Reduced operating expenses by nearly 15% over two years as a result of integration efforts. FY14 JDE implementation could help provide future reductions. • Implemented a comprehensive hedging strategy to help smooth the impact of the recently volatile coffee markets. • Increased product breadth, technical expertise, and marketing and sales capabilities, leading to increases in revenue per customer. FY13 Accomplishments to Promote FY14 Growth

7 Name Title Prior Experience Mike Keown President and Chief Executive Officer Mark Nelson Chief Financial Officer, Treasurer Mark Harding Senior VP of Operations Tom Mortensen Senior VP of Route Sales Scott Siers Senior VP of National Account Sales Pat Quiggle VP, Human Resources Tom Mattei VP, Corporate Counsel Rodney Naylor Senior Director, Marketing Experienced Management Team Note: The marks displayed above are the properties of these companies. Use in this presentation does not imply endorsement of this presentation.

Farmer Brothers

Industry Drivers: Cautiously Optimistic

MARKET STATUS

Financial challenges balanced by improving economy.[1]

Consumers

72% struggling/getting by

53% saving/buying basics

Foodservice

Improving economy driving growth in select restaurant channels

KEY DEMOGRAPHICS

Opportunity to target key groups[2]



BOOMERS

- Highest spending power
- Look for healthy options
- *Highest consumption: hot coffee & tea*



MILLENNIALS

- Rapid growth in number
- Look for quality & variety
- *Highest consumption: iced coffee & espresso*

HIGHER EXPECTATIONS

Consumers demand high quality & sustainability standards[3]

DDQ: Dunkin Donuts Quality

Serving premium quality, certified coffees.

COMPETITION

Strong competition in coffee market[4]

- Revitalized coffee products in coffeehouses
- New brew methods, engaging consumer interest
- Strong coffee & tea competition in foodservice

Sources: [1]Technomic "Consumer Survey" 2013 US Census Bureau "Total Eating & Drinking Place Sales [2]Technomic "Generational Trend Report" 2013, Datassential "Coffee & Tea Tracker" 2013 [3]www.dunkindonuts.com. The marks displayed in this quadrant are the respective trademarks or certified marks of, DD IP Holder LLC, Rainforest Alliance, Inc., and Fair Trade USA [4]www.starbucks.com, www.greenmountaincoffee.com, www.sdcoffeetea.com . The marks displayed in this quadrant are the respective trademarks or certified marks of Starbucks Corporation dba Starbucks Coffee Company, Green Mountain Coffee Roasters, Inc., and S&D Coffee, Inc.

8

Coffee and Tea Markets Continue to Grow

Segment Growth

Foodservice

- 1 to 2% sales growth in nearly all segments through 2014
- Core foodservice customers stabilizing

Retail

- Total coffee = $8B
  - 17% growth in 2012
- Total ground bagged coffee = $1.5B
  - 10% growth in 2012
- Private brands = 10% share ($150M)
  - 15% growth in 2012[4]

Consumption Growth

Coffee

- $53B foodservice sales
- 4% CAGR through 2015 (foodservice)
- Total consumption increased 5% pts from 78% to 83% (2012 to 2013)
- Specialty coffee moves mainstream, accounting for 43% of coffee cups[2]

Tea

- $8B foodservice sales
- Tea consumption growing (+4%), soda declining (-1%) through 2015
- Consumers looking for healthier alternatives to soda[5]

Sub-Category Growth

Iced Coffee

- $6B foodservice sales
- 6% CAGR through 2015 (foodservice)
- Highest growth among coffee types

Espresso-Based Drinks

- $15B foodservice sales
- 4% CAGR through 2015 (foodservice)[3]

Single Cup Coffee

- $2.3B retail sales, outpacing bags
- 51% growth in 2013
- Ownership of single cup brewers increased 2% pts to 12% in 2013[6]

Sources: [1]Technomic "Wallchart" 2013, Technomic "Marketing & Sales Leaders Forum" 2013 [2]Technomic "Away From Home Beverage Marketplace" 2013; National Coffee Association "Coffee Drinking Trends Report" 2013 [3]Technomic "Away From Home Beverage Marketplace" 2013 [4]Daymon Worldwide/Nielsen "Topline Coffee Trends" 2012 [5]Technomic "Away From Home Beverage Marketplace" 2013 [6]Symphony IRI - InfoScan US Multioutlet 52 Weeks Ending Oct 2013, National Coffee Association "Coffee Drinking Trends Report" 2013

Farmer Brothers

9

• Review plant/DC base • Refine corporate sustainability plan • Review fleet strategy • Implement technology solutions to lower costs and drive effectiveness • Optimize inventory across system • Review hedging strategy • Continue brand/SKU rationalization • Reduce operating expenses Strategy #3: Develop Asset Strategy and Attack Costs • McDonald’s – Quality – Sustainability – Innovation – Logistics • Harris Tea • Smuckers – liquid coffee • Bay Valley – cup/pod • Good West – iced coffee • Single-Serve coffee beverage/TBD Strategy #2: Create Strategic Partnerships 10 • Drive the “Power of Farmer Brothers” • More training to improve selling skills • Drive consistent profitability – address low & unprofitable runs • Open profitable branch in the SE as learning lab • Add routes in SoCal/Denver as tests Strategy #1: Grow the Street Business Farmer Brothers’ Strategy

11 • Drive Artisan Collection • Drive hot and iced tea penetration • Drive new in-room program • Create promotions focused on high- margin items • Re-launch Spice • Use culinary portfolio to increase average invoice size • Invest in R&D and Marketing • Tea innovation • Focus on high- growth product categories • Leverage Spice in DSD with new flavors • Develop customer P&Ls • Differentiate through QA, sustainability, innovation, and risk management programs • Leverage national DSD network • Renegotiate targeted relationships with low profit margin • Keep profitable business Strategy #6: Increase Product Penetration Strategy #5: Drive High Growth Categories Strategy #7: Grow Profit in National Accounts Farmer Brothers’ Strategy (Continued) • Align employee performance to Annual Operating Plan • Provide clear employee evaluation process • Enhance performance- based incentives • Improve engagement and morale • Develop project implementation plan • Improve safety to best in class • Drive sustainable supply chain excellence Strategy #4: Improve Capability and Align to Create Shareholder Value

12 Distribution center Manufacturing facility Branch  6 distribution centers and 117 branch warehouses Nationwide Distribution Network

13 LOADING THE TRUCK: In September 2012, we launched a new line of specialty coffees, the Artisan Collection™ by Farmer Brothers, and in March 2013, we introduced Farmer Brothers premium flavored iced teas. LEADING WITH EXPERTISE: Focused training for all regional sales personnel – over 1,000 representatives and sales professionals – on specialty coffee and tea. UPGRADING PRODUCTION: Adding state-of-the-art roasting and packaging equipment lines in Houston and Torrance facilities. BUILDING & UPGRADING THE BRAND: Integrating our brands under a strong leading company brand, simply: Farmer Brothers. Investing in the Future

14 Industry Leadership Paul Thornton, President, SCAA Connections at Origin Large scale direct trade program in 6 countries Risk Management Innovative hedging tools National DSD Unparalleled reach in 48 states Market Insights Relationships with Datassential, Nielsen, Symphony IRI & The Hartman Group Innovation Lab Public Domain® Coffee House in Portland, OR Sustainability Programs Co-Founder: World Coffee Research QC & Product Development State-of-the-art SCAA- certified coffee lab Dedicated Account Management Vendor of the Year at Sheetz & Target (2010) Einstein Golden Bagel (2012) National Customers Developing Model to Win New Customers

We are focused on restoring the culture of Farmer Brothers Building a High Performance Culture 15 • We are now one company. We are aligning work and processes across the entire company. Completing Integration • Ensuring all employees know where we are going, key strategies, and their role. Strategy Communication • Ensuring all employees have a clear idea of what is expected & how they will be evaluated, tying to the Annual Operating Plan & creating shareholder value. Setting Expectations/ Evaluations • In addition to performance reviews, we have added a program to celebrate quarterly and annual accomplishments which set a new standard. Rewarding Success/ Accomplishment KE Y S TR A TE G IE S

Management Process Aligning with Key Stakeholders Performance Evaluations Quarterly Priorities Annual Objectives Annual Operating Plan 3-Year Strategic Growth Plan BOD Approved 16

17 2011 PA & 2012 Goal Process >50% Completion 2012 PA & 2013 Goal Process 99% Completion Success Factors: Management Support, Live Training Sessions & Tools 2013 PA & 2014 Goal Process Goal: 100% Completion Evolution of the Performance Management Process

Financial Overview

19 Acquisition of CBI Acquisition of SL DSD (coffee & Tea) CBI acquisition – April 2007; Sara Lee DSD acquisition – February 2009 Fiscal Year end June 30 Revenue Growth Trend

20 Fiscal Year end June 30 FY13 Financial Performance vs. FY12 & FY11

21 EBITDAE is a non-GAAP financial measure* * In addition to net income (loss) determined in accordance with GAAP, we use certain non-GAAP financial measures, such as “EBITDAE,” in assessing our operating performance. We believe this non-GAAP financial measure serves as an appropriate measure to be used in evaluating the performance of our business. EBITDAE as defined by us may not be comparable to similarly titled measures reported by other companies. We do not intend for non-GAAP financial measures to be considered in isolation or as a substitute for other measures prepared in accordance with GAAP. Please refer to our Form 10-K for additional disclosure relating to this non-GAAP financial measure. Solid EBITDAE Growth Reconciliation of reported net loss to EBITDAE and Adjusted EBITDAE: 2013 2012 2011 Net loss, as reported (8,462)$ (26,576)$ (52,033)$ Income tax benefit (825) (347) (13,396) Interest expense 1,782 2,137 1,965 Depreciation & amortization expense 32,542 32,113 31,758 ESOP and Share-based compensation expense 3,563 3,287 3,825 Impairment losses on goodwill and intangible assets 92 5,585 7,805 Pension withdrawal expense — 4,568 — Other, net 4,965 4,117 (4,191) EBITDAE 33,657$ 24,884$ (24,267)$ Year Ended June 30,

22 Fiscal Quarter end September 30. Q1 Financial Performance (FY14 vs. FY13 & FY12)

23 ($ in Millions) 30-Sep-13 Cash and Cash Equivalents 11.2 Short-term Investments 20.4 Accounts and Notes Receivable, Net 42.8 Inventories 68.7 Other Current Assets 3.0 Net PP&E 90.2 Other Assets 11.9 Total Assets 248.3 Total Liabilities excluding Credit Facility 144.5 Credit Facility 20.1 Stockholders' Equity 83.6 Total Liabilities and Stockholders' Equity 248.3 Strong Balance Sheet with a Focus on Asset Management • Inventory – recorded under LIFO methodology • PP&E - includes approximately 50 owned properties

Coffee/Tea/Culinary Department A Strategic Evolution . . .

• We source coffee from approximately 28 countries around the world and produce well over 50M lbs. of coffee annually. • There was little integration of coffee sourcing, R&D, quality assurance, and regulatory after the Sara Lee/CBI acquisitions. • Our customers and consumers demand excellence in quality, cost/value, and innovation and “freshness.” • However, we had a tremendous team that we believe is second to none in our industry. • The challenge was to establish a compelling vision, identify core strategies, and build a structure that leveraged these strengths to deliver a great product. Background: “Talent, but Needing More Vision and Coordination” 25

Vision To be recognized as the national leader in innovation, quality, and expertise for coffee, tea, and spice Mission To support and drive Farmer Brothers’ business strategy through strategic sourcing, a quality mindset, innovation and product training, all while maintaining products that exceed our customers’ expectations. 26

• Coffee Procurement • Coffee Sustainability/Producer Relations • Research and Development (Innovation) • Food Safety and Quality Systems (QA Function) • Regulatory Enforcement/Compliance • Food Security/Traceability (FSMA Compliance) • Coffee Education/Training Main Department Functions: Overview 27

• “Best in Class” coffee, tea, and spice resource. • Lead the industry in innovation. • Set the gold standard in quality. • Gain a competitive edge by working directly with growers to maximize sustainability/traceability. • Help drive sales growth through education and training programs, both internally and externally. • Avoid turnover of critical players. • Bring in new talent from the leading edge of the coffee industry. Key Objectives: Overview 28

29 Structure THEN: Duplication and Ineffectiveness Structure NOW: Organizing for Excellence Jonathan Waite VP, Coffee R&D QA Regulatory Sourcing Grower Relations Roasting Plant A QA R&D Regulatory Sourcing Plant B QA R&D Regulatory Sourcing Plant C QA Regulatory Teams now work together from Portland, Torrance, and Houston.

 Reorganizing: keeping critical individuals and upgrading capabilities.  Driving system efficiency and cost reduction.  Upgrading products: Tea complete, iced coffee in process.  Leading the training of over 1,000 sales people.  Meeting the quality standards of several large new customers.  Taking a key role in leading the industry. 30 Key Accomplishments to Date

• Improved Vendor Communication • Strategic Sourcing • Green Coffee Blend SKU Rationalization • Green Coffee Blend Optimization • Expanding to Spice Driving Cost Savings & System Efficiency 31

32 Coffee/Tea Training • 5 Regionalized Trainings • Nearly 1,000 New Coffee and Tea Experts • Training Included Sales and Marketing

• Roughly 15 trips to origin (growers) per year • Ensure sustainability and certifications • Provide the opportunity for growers to improve their lifestyles and well-being • Quality improvement • Fair pricing • Traceability • Research under way for new Direct Trade program in Colombia Commitment to Quality in the Supply Chain 33

34 Hiring/Developing Great Talent: Examples David Pohl Director, R&D Christian Rotsko Roastmaster, Houston Brian Howard Green Coffee Buyer/ Developer Portland • 12 years in the coffee industry; 10 Years Roasting • Experience: – Fair Trade Certification – Head Roaster – Green Coffee Buyer – Plant Manager – Coffee QC – Product development – Barista • Involvement – Roast Magazine, Editorial Advisory Board Member – Coffee Quality Institute Volunteer – Roasters Guild Member – Licensed Q and R Grader • 9 years in the coffee industry • 8 years roasting • Positions: – Lead Production Roaster – Green coffee buyer – Coffee QC – Coffee Blend Development – Barista • Involvement: – Licensed Q-Grader – International cupping judge – Roasters Guild Member • 17 years in the coffee industry • 12 years Green Coffee procurement and quality control • Experience: – Green coffee buyer – Evaluation of green coffee – Sample roasting – Production roasting – Product development – Travel to origin • Involvement: – Licensed Q-Grader

• Specialty Coffee Association of America • Coffee Quality Institute • Cup of Excellence/Alliance for Coffee Excellence • Roasters Guild • Pacific Coast Coffee Association • World Coffee Research • Charitable Support Industry Leadership 35 The marks displayed above are the properties of those organizations.

Paul Thornton Director of Coffee SCAA Presidency 36

37 How Does This Group Build the Business?

2013 Sustainability Progress December 2013

Do w n s id e Sustainability: Background • Prior to 2012, we had passionate employees doing good work with no overall corporate sustainability strategy. • Working together, our efforts have put Farmer Brothers in the top tier of coffee companies in sustainability. • This initiative is good for our Company, for the planet, and has been a compelling reason for customers to partner with Farmer Brothers. • We expect considerably more progress in the next three years. 39

Sustainability Categories U p si d e D o w n si d e Easy to quantify Hard to quantify BRAND (intangibles) • Reputation, goodwill • License to operate • Energized workforce • Competitive position REVENUE • Growth and innovation • New revenue streams • Market expansion • Increased differentiation OPERATIONS (costs) • Efficiency projects • Waste/material reduction • Continuous improvement • Supplier engagement RISK MANAGEMENT • Supply chain responsibility • Safety, employee welfare • Limit liability, compliance • Community engagement Source: Green to Gold by Andrew Winston 40

41 Revenue • Create revenue streams with waste diversion: burlap bags, coffee bags, & chaff • Attract new customers with sustainability focus • Grow volume with existing customers because of sustainability culture Brand • Establish leadership & reputation: councils, boards, & panels • Published first sustainability report & case study carousel on website • Align with reporting standard to prepare for verification • Receive national accolades Operations • Save on high costs of landfill tipping fees & hauling waste • Complete energy efficiency projects at roasteries & with fleet • Improve water efficiency in Houston • Engage suppliers through Sustainable Purchasing Policy & codes of conduct Risk Management • Secure raw materials for assured supply & predictable pricing • Increase transparency & traceability with suppliers • Engage in partnerships with new stewardship policy • Take a pre-competitive approach, collaborate to solve issues 2013 Sustainability Progress

Do w n s id e 2013 Sustainability Key Accomplishments • Published first sustainability report for calendar year 2012 and updated content on website with sustainability case study carousel. • Revised corporate stewardship policy to support supply chain stability with a focus on food security in partnership with World Coffee Research, Mercy Corps, Feeding America, Coffee Kids, and Ronald McDonald House Charities. • Launched new recycling/composting program in Torrance, Houston, Portland, Oklahoma City, Northlake and Phoenix, including recycling all packaging waste from roasteries. • In Torrance, replaced 2,260 light bulbs and submitted order for equalizer to reduce harmonic pollution—estimated to reduce energy usage by ~4% or $70,000, annually. • Received national recognition in the areas of Community Impact, Economics, and Waste. 42

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